                                EXHIBIT 10(ii)

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Joseph M. Zubretsky, Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Executive Vice President and Chief Financial Officer of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Executive Vice President and Chief Financial Officer of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of August, 1997.


/s/ Joseph M. Zubretsky
-------------------------     ------------------------------
Joseph M. Zubretsky                      Witness
Executive Vice President and
Chief Financial Officer

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Thomas B. Wheeler, Chief Executive Officer and Chairman of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chief Executive Officer and Chairman of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chief Executive Officer and Chairman of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below. in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 6th day of August, 1997.


/s/ Thomas B. Wheeler
---------------------------    ------------------------------
Thomas B. Wheeler                        Witness
Chief Executive Officer and
Chairman of the Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, John J. Pajak, President, Chief Operating Officer, and member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as President, Chief Operating Officer, and member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President, Chief Operating Officer, and member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 7th day of August, 1997.


/s/ John J. Pajak
---------------------------      ------------------------------
John J. Pajak                                Witness
President, Chief Operating Officer
and Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, James R. Birle, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 11th day of August, 1997.


/s/ James R. Birle
--------------------------      ----------------------------
James R. Birle                             Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Frank C. Carlucci, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 12th day of August, 1997.


/s/ Frank C. Carlucci
----------------------------      -----------------------------
Frank C. Carlucci                                 Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Gene Chao, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of August, 1997.


/s/ Gene Chao
----------------------------    -------------------------------
Gene Chao                                  Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Patricia Diaz Dennis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set her hand this 11th day of August, 1997.


/s/ Patricia Diaz Dennis
----------------------------    ------------------------------
Patricia Diaz Dennis                       Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, William B. Ellis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 12th day of August, 1997.


/s/ William B. Ellis
---------------------------    -----------------------------
William B. Ellis                          Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Robert M. Furek, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 13th day of August, 1997.


/s/ Robert M. Furek
---------------------------    ----------------------------
Robert M. Furek                           Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, George B. Harvey, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.


     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 13th day of August, 1997.



/s/ George B. Harvey
-------------------------------        --------------------------------
George B. Harvey                                    Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, John F. Maypole, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 12th day of August, 1997.



/s/ John F. Maypole
-------------------------------      ---------------------------------
John F. Maypole                                   Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Anthony Downs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 10th day of August, 1997.



/s/ Anthony Downs
------------------------------           ------------------------------
Anthony Downs                                        Witness
Member, Board of Directors

                   POWER OF ATTORNEY:FEDERAL SECURITIES LAWS
                   -----------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, James L. Dunlap, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of August, 1997.



/s/ James L. Dunlap
----------------------------------           ----------------------------
James L. Dunlap                                         Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Charles K. Gifford, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 13th day of August, 1997.



/s/ Charles K. Gifford
---------------------------------          ----------------------------
Charles K. Gifford                                    Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, William N. Griggs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 11th day of August, 1997.



/s/ William N. Griggs
--------------------------------         ------------------------------
William N. Griggs                                    Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Barbara B. Hauptfuhrer, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 11th day of August, 1997.



/s/ Barbara B. Hauptfuhrer
------------------------------            ----------------------------
Barbara B. Hauptfuhrer                               Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Sheldon B. Lubar, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 12th day of August, 1997.



/s/ Sheldon B. Lubar
------------------------             -----------------------------
Sheldon B. Lubar                                Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, William B. Marx, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 13th day of August, 1997.



/s/ William B. Marx, Jr.
-----------------------------         ---------------------------------
William B. Marx, Jr.                                Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Donald F. McCullough, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 13th day of August, 1997.



/s/ Donald F. McCullough
------------------------------          ------------------------------
Donald F. McCullough                                Witness
Member, Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Alfred M. Zeien, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

     Massachusetts Mutual Variable Annuity Fund 1
     Massachusetts Mutual Variable Annuity Fund 2
     Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
     CML Variable Annuity Account A
     CML Variable Annuity Account B
     CML Accumulation Annuity Account E
     Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 13th day of August, 1997.



/s/ Alfred M. Zeien
-------------------            ----------------------------------
Alfred M. Zeien                             Witness
Member, Board of Directors